Exhibit 99.1

Accelerant Announces Fourth Quarter and Full Year 2025 Results

Fourth Quarter & Full Year 2025 Results

•	Exchange Written Premium of $1.09 billion grew 24% year-over-year during the fourth quarter and 35% for the full year 2025

•	Third-Party Direct Written Premium accounted for 40% of Exchange Written Premium volume, up from 21% in the prior year quarter

•	Net income of $1 million, net income per diluted share of $0.00 for the fourth quarter

•	Adjusted net income of $51 million (up 30% over the prior year), adjusted net income per diluted share of $0.23 for the fourth quarter

•

Adjusted EBITDA of $71 million for the fourth quarter (up 52% over the prior year) and $68 million when excluding in-period investment gains (up 132% over the prior year). Adjusted EBITDA of $282 million for the full year 2025 (up 149% over the prior year) and $241 million when excluding in-period investment gains (up 162% over the prior year).

Share Repurchase Program

•	Accelerant’s Board of Directors authorized a share repurchase program of up to $200 million of Class A common shares

First Quarter & Full Year 2026 Outlook

•	Exchange Written Premium expected to be $1.07 billion to $1.13 billion in the first quarter of 2026 and at least $5.1 billion for the full year 2026

•	Third-Party Direct Written Premium expected to be $450 million to $470 million in the first quarter of 2026 and at least $2.2 billion for the full year 2026

•	Adjusted EBITDA expected to be $64 million to $66 million in the first quarter of 2026 and at least $275 million for the full year 2026

Chief Financial Officer Transition effective March 31, 2026

•	Jay Green notified the Accelerant Board of Directors of his plan to resign as Chief Financial Officer to pursue personal interests

•	Linda Huber, an experienced and seasoned public company finance executive, has joined Accelerant and will be named Chief Financial Officer

ATLANTA (March 18, 2026) – Accelerant Holdings (NYSE: ARX), a data-driven company modernizing the specialty insurance marketplace through the Accelerant Risk Exchange, today announced financial results for the fourth quarter and full year ended December 31, 2025.

“We closed out 2025 with a fantastic quarter, meeting or exceeding our expectations across our key operating metrics and continuing to expand the reach of the Accelerant Risk Exchange,” said Jeff Radke, Co-Founder and CEO. “The value of our technology and AI-driven platform is resonating within the specialty market, as reflected in the increasing share of business placed with third-party insurers. As we deepen our data advantage and strengthen alignment between Members and risk capital, we believe our momentum will continue into 2026 and beyond.”

“Our fourth quarter results reflect continued strong Exchange Written Premium growth, underpinned by growth in Third-Party Direct Written Premium and operating leverage,” said Jay Green, Accelerant’s Chief Financial Officer. “Exchange Written Premium grew 24% year-over-year at expanding margins, driving a 52% increase in Adjusted EBITDA to $71 million. Third-party insurers accounted for 40% of that Accelerant Risk Exchange premium in the quarter, underscoring the continued shift toward a more capital-efficient model.

“Our 2026 outlook reflects continued momentum across the Accelerant Risk Exchange, with Exchange Written Premium expected to grow more than 20% year-over-year as third-party capital participation continues to expand,” said Green. “We expect that premium growth to drive attractive fee-based segment Adjusted EBITDA growth in 2026, as we continue to prioritize scaling the capital-light areas of our business.”

Commenting on the CFO Transition, Jeff Radke said, “We respect Jay’s decision to step away from the business and pursue personal priorities. On behalf of the Board and the entire team, I want to thank Jay for his leadership and dedication. We wish him all the best in the future.” Radke continued, “We are excited to welcome Linda Huber to the Accelerant team. Linda is a very accomplished public company finance executive, having previously held CFO positions at numerous financial information and analytics firms. She will play a key role in our subsequent chapters of growth as a publicly-traded company.”

Fourth Quarter and Full Year 2025 Key Results

	Three Months Ended December 31,		Years Ended December 31,
(in millions, unless indicated)	2025	2024	2025	2024
Number of members	280	217	280	217
Net revenue retention	126%	153%	126%	153%
Exchange written premium	$1,090.4	$879.4	$4,190.8	$3,108.4
Accelerant direct written premium	60%	79%	70%	84%
Third-party direct written premium	40%	21%	30%	16%
Accelerant-retained exchange premium	9%	8%	9%	8%
Exchange written premium growth rate	24%	52%	35%	74%
Total revenues	$248.4	$190.7	$912.9	$602.6
Gross loss ratio	51.4%	57.8%	51.3%	54.3%
(Loss) income before income taxes	$(2.2)	$23.0	$(1,321.9)	$32.0
Net income (loss)	$0.9	$20.6	$(1,345.2)	$22.9
Non-GAAP financial measures (1)
Adjusted net income (1)	$51.2	$39.4	$178.7	$66.7
Adjusted EBITDA (1)	$70.5	$46.4	$281.8	$113.0
Adjusted EBITDA margin (1)	28%	24%	31%	19%

(1)

Information regarding the non-GAAP financial measures included in this press release, including definitions of these measures, reconciliations to the most comparable GAAP measures and limitations related thereto, is described below under “Use of Non-GAAP Financial Measures” and in the tables attached to this press release.

Conference Call Information

Accelerant will host a webcast and conference call to discuss the fourth quarter financial results on March 19, 2026, at 8:00 a.m. ET. A live webcast of the call can be accessed on Accelerant’s Investor Relations website at https://investor.accelerant.ai. To access the call via telephone in North America, please dial 800-715-9871. For callers outside the United States, please dial +1 646-307-1963. Participants should reference the conference call ID code 6232893 after dialing in.

A webcast replay of the call will be available on Accelerant’s website at accelerant.ai in its Investors section for a year following the call.

Share Repurchase Program

On March 18, 2026, Accelerant’s Board of Directors authorized a share repurchase program to purchase up to $200 million of the Company’s Class A common shares, effective through December 31, 2028 (the “Share Repurchase Program”). Repurchases under the Share Repurchase Program may be made in the open market, in privately negotiated transactions, or otherwise, with the amount and timing of repurchases to be determined at Accelerant’s discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. Accelerant may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under such authorization. The Share Repurchase Program does not obligate Accelerant to acquire any particular number of Class A common shares, and the Share Repurchase Program may be modified, suspended, or terminated at any time at the discretion of the Accelerant Board of Directors.

Chief Financial Officer Transition effective March 31, 2026

The Company announced that Jay Green has notified the Board of Directors that he will resign from his role of Chief Financial Officer to pursue personal interests, with effect from March 31, 2026. Jay Green joined the Company in 2022 and was instrumental in leading Accelerant Holdings through its Initial Public Offering in July 2025. His departure follows the filing of Accelerant’s inaugural Annual Report on Form 10-K. The Company further announced that Linda Huber has joined Accelerant and will be named CFO effective March 31st.

About Accelerant

Accelerant is a data-driven risk exchange connecting underwriters of specialty insurance risk with risk capital providers. Accelerant was founded in 2018 by a group of longtime insurance industry executives and technology experts who shared a vision of rebuilding the way risk is exchanged – so that it works better, for everyone. The Accelerant Risk Exchange does business across 22 different countries and more than 600 specialty insurance products.

Accelerant generates revenue by charging fees on the Exchange Written Premium shared with Risk Capital Partners that rely on Accelerant to source, manage, and monitor portfolios of specialty risk. There was $4.19 billion in Exchange Written Premium during the full year 2025. Accelerant harnesses advanced data analytics and AI to optimize risk management, align incentives across the insurance value chain, and provide transparent and efficient solutions for MGAs and Risk Capital partners globally.

Contacts:

Investor Relations	Media Relations
Ray Iardella	Chelsea Allison
ray.iardella@accelins.com	chelsea@heycommand.com

Forward-Looking Statements

All statements in this release and in the corresponding earnings call that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. Accelerant Holdings (“we” or “our”) generally identifies forward-looking statements by use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which we operate, including growth of our various markets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this release and in the corresponding earnings call are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in Accelerant’s Annual Report on Form 10-K for the year ended December 31, 2025 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as may be supplemented in Accelerant’s subsequent Quarterly Reports on Form 10-Q and in other periodic and current reports filed by Accelerant with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price.

Use of Non-GAAP Financial Measures

In assessing the performance of our business, non-GAAP financial measures are used that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with GAAP. We consider these non-GAAP financial measures to be useful metrics for management and investors to evaluate our financial performance by excluding certain items that are related to our non-core business operations and therefore are not considered to be directly attributable to our underlying operating performance.

Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income (Loss) should not be considered substitutes for the reported results prepared in accordance with GAAP and should not be considered in isolation or as alternatives to GAAP net income or net (loss) as indicators of our financial performance. Although we use Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income (Loss) as financial measures to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business. Our presentation of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss), and Adjusted earnings per diluted share should not be construed as indications that our future results will be unaffected by unusual or non-recurring items. These non-GAAP financial measures, as determined and presented by us, may not be comparable to related or similarly titled measures reported by other companies.

Adjusted EBITDA and Adjusted Net Income (Loss)

We define Adjusted EBITDA as GAAP net income (loss) less the impact of depreciation and amortization, interest expenses, income tax expenses and the following items:

•

Other expenses: Represents costs related to our non-core business operations, primarily related to our global enterprise resource planning system and integrated financial reporting systems, and legal and advisory costs in connection with corporate development activities including mergers and acquisitions, capital raising activities and entity formations that support our growing business, and Mission profit sharing expenses.

•

Non-recurring profits interest distribution expenses resulting from the IPO: Represents non-cash profits interest distribution expenses related to the settlement of all outstanding profits interest awards through the distribution of our 65,270,453 Class A common shares held by Accelerant Holdings LP to certain of our officers and employees that fully vested upon the IPO. These expenses were entirely offset by a corresponding capital contribution for that distribution of shares. These expenses only occurred at one point in time and will not recur.

•

Share-based compensation expenses included within general and administrative expenses: Represents non-cash expense related to the fair value of share-based equity awards granted to employees and directors, including restricted stock units and stock options and other awards that can settle in cash, recognized over the requisite service period for the awards.

•

Net foreign currency exchange gains (losses): The functional currency for each of our operating subsidiaries is generally the currency of the local operating environment. Transactions in currencies other than the local operation’s functional currency are remeasured into the functional currency, and the resulting foreign exchange gains or losses are reflected in net foreign currency exchange gains (losses). Such gains and losses are generally offset by the translation of our subsidiaries who have the corresponding reinsurance-related balances within their own functional currencies, whereby such effects are translated to other comprehensive income, yielding a much lower net impact on total comprehensive income and equity (such measure differs from Adjusted EBITDA as it includes the effect of interest, taxes, depreciation and amortization, as well as foreign currency exchange gains (losses)).

We define Adjusted Net Income (Loss) as GAAP net income (loss) less the impact of other expenses, non-recurring profits interest distribution expenses, share-based compensation expenses, and the tax effect of the adjustments for other expenses (such measure differs from Adjusted EBITDA as it includes the effect of interest, taxes, depreciation and amortization, as well as foreign currency exchange gains (losses)). Adjusted net income per diluted share is calculated as adjusted net income for the respective periods divided by the sum of US GAAP basis diluted shares presented herein and certain dilutive restricted stock units. None of the share options were included, as the average share price over the period was below that of the exercise prices and the effect of their inclusion would be anti-dilutive.

Adjusted EBITDA Margin

We define Adjusted EBITDA margin, a non-GAAP financial measure, as Adjusted EBITDA divided by total revenue. Adjusted EBITDA margin is an internal performance measure used in the management of our operations.

The reconciliation of the above non-GAAP measures to each of their most directly comparable GAAP financial measures is set forth in the reconciliation table accompanying this release.

Accelerant Holdings

Consolidated Statements of Operations

(in millions, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(expressed in millions of US dollars, except share data)	2025	2024	2025	2024
Revenues
Ceding commission income	$92.2	$63.3	$356.8	$249.5
Direct commission income	56.3	27.8	162.0	66.7
Net earned premiums	82.4	71.1	298.1	226.6
Net investment income	13.6	11.3	48.7	38.9
Net realized gains on investments	1.7	1.4	7.9	1.9
Net unrealized gains on investments	2.2	15.8	39.4	19.0

Total revenues	248.4	190.7	912.9	602.6
Expenses
Losses and loss adjustment expenses	56.7	55.7	204.0	167.3
Amortization of deferred acquisition costs	22.2	19.4	80.3	81.4
General and administrative expenses	120.2	71.3	400.4	249.3
Interest expenses	3.2	3.0	10.9	12.1
Depreciation and amortization	9.5	10.4	35.2	26.6
Profit interest distribution expenses	—	—	1,379.7	—
Net foreign exchange losses (gains)	5.3	(8.7)	20.2	(5.1)
Other expenses	33.5	16.6	104.1	39.0

Total expenses	250.6	167.7	2,234.8	570.6

(Loss) income before income taxes	(2.2)	23.0	(1,321.9)	32.0
Income tax benefit (expense)	3.1	(2.4)	(23.3)	(9.1)

Net income (loss)	0.9	20.6	(1,345.2)	22.9
Adjustment for net (income) loss attributable to non-controlling interests	(1.5)	0.4	(8.9)	4.3
Deemed dividend upon redemption of Class C preference shares	—	—	(70.9)	—

Net (loss) income attributable to Accelerant common shareholders	$(0.6)	$21.0	$(1,425.0)	$27.2
Net income (loss) attributable to Accelerant per common share:
Basic	$—	$0.13	$(7.49)	$0.16
Diluted	$—	$0.10	$(7.49)	$0.14
Weighted-average common shares outstanding:
Basic	221,821,270	166,185,094	190,260,158	165,982,094
Diluted	221,821,270	200,495,447	190,260,158	199,663,694

Accelerant Holdings

Consolidated Balance Sheets

(in millions, except par value)

(unaudited)

	December 31, 2025	December 31, 2024
(expressed in millions of US dollars, except share data)
Assets
Investments
Short-term investments available for sale, at fair value (amortized cost 2025: $41.5 and 2024: $65.0)	$41.6	$64.8
Fixed maturity securities available for sale, at fair value (amortized cost 2025: $665.6 and 2024: $485.6)	670.4	479.5
Equity method investments	10.4	18.2
Other investments	84.0	45.3

Total investments	806.4	607.8
Cash, cash equivalents and restricted cash	1,799.3	1,273.0
Premiums receivable (net of allowance 2025: $4.6 and 2024: $2.4)	1,077.9	791.9
Ceded unearned premiums	1,812.4	1,558.4
Reinsurance recoverables on unpaid losses and LAE	1,682.3	1,069.5
Other reinsurance recoverables	594.2	364.3
Deferred acquisition costs	76.9	60.7
Goodwill and other intangible assets, net	115.1	64.0
Capitalized technology development costs, net	100.5	83.6
Other assets	198.1	221.7

Total assets	$8,263.1	$6,094.9

Liabilities and shareholders’ equity
Unpaid losses and loss adjustment expenses	$2,005.4	$1,294.4
Unearned premiums	2,163.0	1,803.2
Payables to reinsurers	1,220.6	1,109.0
Deferred ceding commissions	232.5	193.0
Funds held under reinsurance	1,200.3	746.9
Debt	121.3	121.4
Accounts payable and other liabilities	593.6	400.0

Total liabilities	7,536.7	5,667.9
Commitments and contingencies (Note 19)
Equity
Redeemable preference shares
Class C convertible preference shares (issued and outstanding 2024: 5,556,546)	—	104.4

Shareholders’ equity
Convertible preference shares:
Class A (issued and outstanding 2024: 20,955,497)	—	236.7
Class B (issued and outstanding 2024: 12,569,691)	—	145.1
Common shares (par value $0.000001 per share, issued and outstanding 2025: Class A - 114,580,918; Class B - 107,241,428 and 2024: 166,185,094)	—	—
Additional paid-in capital	2,232.4	124.8
Accumulated other comprehensive income (loss)	2.2	(19.5)
Accumulated deficit	(1,536.9)	(182.8)

Total Accelerant shareholders’ equity	697.7	304.3

Non-controlling interests	28.7	18.3

Total equity	726.4	427.0

Total liabilities and equity	$8,263.1	$6,094.9

Accelerant Holdings

Consolidated Statements of Cash Flows

(in millions)

(unaudited)

	Years Ended December 31,
(expressed in millions of US dollars)	2025	2024
Cash flows from operating activities
Net (loss) income	$(1,345.2)	$22.9
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash revenues, expenses, gains and losses included in net (loss) income:
Profits interest distribution expenses	1,379.7	—
Net realized gains on investments	(7.9)	(1.9)
Net unrealized gains on investments	(39.4)	(19.0)
Earnings from equity method investments	(1.8)	(2.3)
Share-based compensation expenses	43.1	8.4
Depreciation and amortization	35.2	26.6
Deferred income tax expense	(32.0)	(40.9)
Net foreign exchange losses (gains)	20.2	(5.1)
Net accretion of discount on fixed maturity securities and short-term investments	(7.6)	(5.7)
Other, net	3.0	1.6
Changes in operating assets and liabilities:
Premiums receivable	(258.6)	(319.0)
Ceded unearned premiums	(225.9)	(648.3)
Reinsurance recoverables on unpaid losses and LAE	(589.3)	(471.0)
Other reinsurance recoverables	(219.3)	7.5
Deferred acquisition costs	(15.7)	(8.2)
Unpaid losses and loss adjustment expenses	645.3	540.3
Unearned premiums	287.3	674.8
Payables to reinsurers	87.1	636.4
Deferred ceding commissions	55.5	68.4
Funds held under reinsurance	451.0	203.0
Other assets, accounts payable and other liabilities	180.4	117.2

Net cash provided by operating activities	445.1	785.7
Cash flows from investing activities
Proceeds from sales of:
Equity securities	—	114.8
Fixed maturity securities	306.1	84.3
Equity method investments	1.1	—
Other investments	3.6	0.3
Maturities of fixed maturity securities	49.8	18.6
Payments for purchases of:
Fixed maturity securities	(509.3)	(500.7)
Equity method investments	(1.6)	(4.3)
Net change in short-term investments	28.5	(56.5)
Purchases of subsidiaries, net of cash acquired	(9.9)	(0.5)
Capitalized technology development expenditures	(41.4)	(34.4)
Other, net	(0.5)	(1.7)

Net cash used in investing activities	(173.6)	(380.1)
Cash flows from financing activities
Issuance of common shares, net of issuance costs	392.0	—
Redemption of Class C convertible preference shares	(175.3)	—
Issuance of convertible preference shares, net of issuance costs	—	114.5
Credit facility borrowings	5.0	—
Credit facility repayment	(5.0)	—
Issuance of debt, net of issuance costs	—	49.7
Payment of debt	(0.8)	(50.4)
Acquisition of non-controlling interests in subsidiaries	(2.1)	—
Dividends paid to non-controlling interests	(8.0)	(3.5)

Net cash provided by financing activities	205.8	110.3
Net increase in cash, cash equivalents and restricted cash	477.3	515.9
Effect of foreign currency rate changes on cash, cash equivalents and restricted cash	49.0	(18.3)
Cash, cash equivalents and restricted cash at beginning of year	1,273.0	775.4

Cash, cash equivalents and restricted cash at end of year	$1,799.3	$1,273.0

Accelerant Holdings

Financial Information by Segment

(in millions)

(unaudited)

	Three Months Ended December 31, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$17.1	$17.1	$—	$75.1	$92.2
Direct commission income
Affiliated entities	62.4	29.0	—	91.4	—	(91.4)	—
Unaffiliated entities	29.4	26.9	—	56.3	—	—	56.3
Net earned premiums	—	—	82.4	82.4	—	—	82.4
Net investment income	1.6	0.8	9.4	11.8	1.8	—	13.6
Net realized (losses) gains on investments	—	(0.1)	1.7	1.6	0.1	—	1.7
Net unrealized (losses) gains on investments	—	2.3	—	2.3	(0.1)	—	2.2

Segment revenues	93.4	58.9	110.6	262.9	1.8	(16.3)	248.4
Losses and loss adjustment expenses	—	—	56.7	56.7	—	—	56.7
Amortization of deferred acquisition costs	—	—	26.3	26.3	—	(4.1)	22.2
General and administrative expenses	30.8	36.1	15.0	81.9	26.3	(9.2)	99.0

Adjusted EBITDA	$62.6	$22.8	$12.6	$98.0	$(24.5)	$(3.0)	70.5

Interest expenses							(3.2)
Depreciation and amortization							(9.5)
Share-based compensation expenses							(21.2)
Net foreign exchange losses							(5.3)
Other expenses							(33.5)

Loss before income taxes							$(2.2)

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Three Months Ended December 31, 2024
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$17.0	$17.0	$—	$46.3	$63.3
Direct commission income
Affiliated entities	56.3	22.8	—	79.1	—	(79.1)	—
Unaffiliated entities	7.1	20.7	—	27.8	—	—	27.8
Net earned premiums	—	—	71.1	71.1	—	—	71.1
Net investment income	0.4	1.3	9.3	11.0	0.3	—	11.3
Net realized gains on investments	—	1.3	0.1	1.4	—	—	1.4
Net unrealized gains on investments	—	—	0.1	0.1	15.7	—	15.8

Segment revenues	63.8	46.1	97.6	207.5	16.0	(32.8)	190.7
Losses and loss adjustment expenses	—	—	55.7	55.7	—	—	55.7
Amortization of deferred acquisition costs	—	—	26.8	26.8	—	(7.4)	19.4
General and administrative expenses	19.3	29.0	20.3	68.6	15.9	(15.3)	69.2

Adjusted EBITDA	$44.5	$17.1	$(5.2)	$56.4	$0.1	$(10.1)	$46.4

Interest expenses							(3.0)
Depreciation and amortization							(10.4)
Share-based compensation expenses							(2.1)
Net foreign exchange gains							8.7
Other expenses							(16.6)

Income before income taxes							$23.0

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Year Ended December 31, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$94.9	$94.9	$—	$261.9	$356.8
Direct commission income
Affiliated entities	251.5	128.0	—	379.5	—	(379.5)	—
Unaffiliated entities	79.0	83.0	—	162.0	—	—	162.0
Net earned premiums	—	—	298.1	298.1	—	—	298.1
Net investment income	4.4	3.6	35.2	43.2	5.5	—	48.7
Net realized gains on investments	—	5.1	2.7	7.8	0.1	—	7.9
Net unrealized gains on investments	—	29.4	—	29.4	10.0	—	39.4

Segment revenues	334.9	249.1	430.9	1,014.9	15.6	(117.6)	912.9
Losses and loss adjustment expenses	—	—	204.0	204.0	—	—	204.0
Amortization of deferred acquisition costs	—	—	113.9	113.9	—	(33.6)	80.3
General and administrative expenses	110.4	136.5	55.6	302.5	80.8	(36.5)	346.8

Adjusted EBITDA	$224.5	$112.6	$57.4	$394.5	$(65.2)	$(47.5)	$281.8

Interest expenses							(10.9)
Depreciation and amortization							(35.2)
Profits interest distribution expenses							(1,379.7)
Share-based compensation expenses							(53.6)
Net foreign exchange losses							(20.2)
Other expenses							(104.1)

Loss before income taxes							$(1,321.9)

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Year Ended December 31, 2024
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$82.0	$82.0	$—	$167.5	$249.5
Direct commission income
Affiliated entities	199.7	99.4	—	299.1	—	(299.1)	—
Unaffiliated entities	21.9	44.8	—	66.7	—	—	66.7
Net earned premiums	—	—	226.6	226.6	—	—	226.6
Net investment income	1.1	4.2	32.6	37.9	1.0	—	38.9
Net realized gains on investments	—	1.3	0.6	1.9	—	—	1.9
Net unrealized (losses) gains on investments	—	—	(0.7)	(0.7)	19.7	—	19.0

Segment revenues	222.7	149.7	341.1	713.5	20.7	(131.6)	602.6
Losses and loss adjustment expenses	—	—	167.3	167.3	—	—	167.3
Amortization of deferred acquisition costs	—	—	104.2	104.2	—	(22.8)	81.4
General and administrative expenses	65.0	105.6	90.5	261.1	36.5	(56.7)	240.9

Adjusted EBITDA	$157.7	$44.1	$(20.9)	$180.9	$(15.8)	$(52.1)	$113.0

Interest expenses							(12.1)
Depreciation and amortization							(26.6)
Share-based compensation expenses							(8.4)
Net foreign exchange gains							5.1
Other expenses							(39.0)

Income before income taxes							$32.0

Accelerant Holdings

Reconciliation of GAAP to Non-GAAP Financial Results

(in millions)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(in millions)	2025	2024	2025	2024
Net income (loss)	$0.9	$20.6	$(1,345.2)	$22.9
Adjustments:
Profits interest distribution expenses	—	—	1,379.7	—
Share-based compensation expenses	21.2	2.1	53.6	8.4
Other expenses	33.5	16.6	104.1	39.0
Tax effect of adjustments to net income (loss) (1)	(4.4)	0.1	(13.5)	(3.6)

Adjusted net income	$51.2	$39.4	$178.7	$66.7
Adjustments:
Add back tax effect of adjustments to net income (loss)	4.4	(0.1)	13.5	3.6
Income tax (benefit) expense	(3.1)	2.4	23.3	9.1
Interest expenses	3.2	3.0	10.9	12.1
Depreciation and amortization	9.5	10.4	35.2	26.6
Net foreign exchange losses (gains)	5.3	(8.7)	20.2	(5.1)

Adjusted EBITDA	$70.5	$46.4	$281.8	$113.0
Total revenues	248.4	190.7	912.9	602.6

Adjusted EBITDA margin	28%	24%	31%	19%

(1)

The tax effect of other expenses adjustments to net income (loss) for each period presented were calculated using the statutory tax rates for each of our legal entities where the expenses were incurred, including certain non-taxing jurisdictions. The statutory tax rates used in the calculations were adjusted in instances where our legal entities have applied full valuation allowances to their respective deferred tax assets of unutilized NOLs. As such, the tax effect for the respective years varies based on the jurisdictional mix of where the expenses were incurred in each year.